Other Non-current Assets/ Other Non-current Liabilities	12 Months Ended
Aug. 31, 2017
Other Non Current Assets And Other Non Current Liabilities [Abstract]
Other Non-Current Assets/Other Non-Current Liabilities
10.	OTHER NON-CURRENT ASSETS/ OTHER NON-CURRENT LIABIIITIES

The Group provides housing subsidies benefit for eligible employees of GCGS. Eligible employees can be entitled for the housing subsidies if they fulfill the following criteria: 1) awarded as distinguished teachers in five consecutive years or in seven years accumulated; and 2) continue to be distinguished teachers in next five consecutive years or in seven accumulated years after the first criterion is fulfilled.

The future housing subsidies expenses to eligible employees are recognized as assets, and amortized over the remaining tenure of each eligible employee as agreed in respective housing subsidy agreement. Total unamortized expense were RMB 47,543 and RMB 46,395 as of August 31, 2016 and 2017, respectively. The current portion of the unamortized expense for housing subsidies of RMB 2,916 and RMB 2,735 were included in other receivables, deposits and other assets (Note 5). The remaining non-current unamortized expense of RMB 44,627 and RMB 43,660 as of August 31 2016 and 2017, respectively, are included in other non-current assets.

The Group also has a present obligation as a result of such benefit plan and believes that it is more likely than not that an outflow will be required to settle the obligation. The Group estimates the expenses and related costs on the basis of the probability of the eligibility of GCGS’ employees at 59.9%, the average tenure of 35 years, employees’ turnover rate at 10% and reasonable discount rates at 9%. Total non-current liabilities were RMB 58,696 and RMB 59,806 as of August 31, 2016 and 2017, respectively.